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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  December 7, 1999


                                 Casmyn Corp.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


   Colorado               0-14136              84-0987840
---------------         ------------        ----------------
(State or other         (Commission         (I.R.S. Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


28720 Canwood Street, Suite 207, Agoura Hills, California   91301
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (818) 879-6501


                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On December 7, 1999, Casmyn Corp., a Colorado corporation (the "Company"), filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division, Case No. SV99-23968-AG. The Company is operating as debtor-in-possession.

     The Company's gold mining operations in Zimbabwe are owned by separate subsidiary companies which are not a part of the Chapter 11 filing and which will continue to conduct business as usual.


ITEM 5.  OTHER EVENTS

     Alexander L. Cappello resigned from the Company's Board of Directors effective September 17, 1999. Prior to his resignation, Mr. Cappello did not have any disagreement with the Company or management on any matter.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Casmyn Corp.
                                              -------------------------
                                                    (Registrant)



Date:  December 8, 1999                  By:  /s/ ROBERT N. WEINGARTEN
                                              -------------------------
                                              Robert N. Weingarten
                                              Chief Financial Officer


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